Exhibit 99.2

Stock Purchase Agreement

This Stock Purchase Agreement (“this SPA”), dated as of May 31, 2012, is entered into between John R. McKowen (“McKowen”), on behalf of himself and other individual investors (collectively, “the Buyers” and individually “a Buyer”), on one hand, and seven individual owners (collectively “the Sellers” and individually “a Seller”) of common stock in Two Rivers Water Company (the “Company”), on the other hand.  The designations “Buyer” and/or “Buyers” herein includes two groups of Buyers, namely Initial Buyers and Subsequent Buyers, as those terms are defined herein below. The Buyers and Sellers are sometimes referred to individually as “a Party” and collectively as “the Parties”.

W i t n e s s e t h:

Whereas, the Sellers are the owners, beneficially and of record, of 6,503,570 shares of restricted common stock of the Company (the “Seller Common Stock”); and

Whereas, the Company is a corporation organized and existing under the laws of the State of Colorado and a registrant pursuant to the Securities Act of 1933 whose shares are traded over-the-counter under the ticker symbol “TURV”; and

Whereas, McKowen is the Company’s chief executive officer, the chairman of its Board of Directors and also a Buyer; and

Whereas, the Sellers desire to liquidate a substantial portion of the Seller Common Stock without unduly disturbing the market, which they perceive as lacking the depth required to absorb a substantial portion of the Seller Common Stock in transactions over a short period of time; and

Whereas, the Buyers desire to purchase for investment a substantial number of shares in the Company without unduly disturbing the market, which they perceive as lacking the depth required to accommodate substantial purchases over a short period of time; and

Whereas, the Company has an interest in accommodating both the Sellers’ interests in gaining partial liquidation of their investments in the Seller Common Stock and the Buyers’ interests in establishing investment positions in the Company through a series of off-market transactions that will avoid unduly disturbing the market for the Company’s shares; and

Whereas, the Sellers have agreed to sell to Buyers 1,667,000 shares of the Seller Common Stock, plus options for an additional 2,668,713 shares of the Seller Common Stock (“Option Shares”), all as more fully described in this SPA; and

Whereas, certain of the Buyers have heretofore completed the process of qualifying to purchase shares of the Seller Common Stock and are ready, willing and able to close on the purchase of 950,000 shares of the Seller Common Stock, plus options for an additional 1,520,862 shares of the Seller Common Stock, promptly upon execution of this SPA (“the Initial Buyers”); and

Whereas, other potential Buyers (“the Subsequent Buyers”) have not yet been identified and/or are not prepared to close as of the date of this SPA but are expected to close on the purchase of up to 717,000 shares of the Seller Common Stock, plus options for an additional 1,147,851 Option Shares within a period of 90 days following the Initial Closing Date (“Subsequent Sales Period”); and

Whereas, as a material inducement for Buyers to enter into this SPA, the Sellers have agreed not to sell any of the Seller Common Stock, except pursuant to the provisions of this SPA, for a period of two years from the Initial Closing Date; and

Whereas, McKowen  desires to arrange for the Subsequent Buyers to purchase from the Sellers shares of the Seller Common Stock and associated options in accordance with the terms of this SPA  within the Subsequent Sales Period;

Whereas, the Parties mutually desire both to facilitate the Subsequent Buyers’ participation in this SPA and to provide for the possibility that Subsequent Buyers will not purchase up to the full 1,667,000 Units contemplated by this SPA;

NOW THEREFORE, the Parties do hereby agree to the purchase and sale of a portion of the Seller Common Stock, subject to the terms and conditions herein.

I
THE BASIC TRANSACTION

1.01.  Terms of the Transactions.

(a)  Within 90 days following the Initial Closing Date (as defined herein), the Buyers, acting through McKowen, will purchase up to 1,667,000 “units” consisting of (i) one share of the Seller Common Stock plus (ii) one A Option [as defined in section 1.01(b)] and (iii) one B Option [as defined in section 1.01(c)] (“a Unit”).  The purchase price for each Unit will be one dollar ($1.00).  Of the 1,667,000 Units subject to this SPA, the Initial Buyers will purchase 950,000 Units promptly following execution of this SPA by McKowen on behalf of the Buyers, by each of the Sellers, and by each of the Initial Buyers by the execution of Exhibit C. Subject to the registration of restricted Seller Common Stock in the name of each of the Initial Buyers, settlement will take place on the third business day following the trade date.  The settlement date on which the Initial Buyers acquire such Units will be the Initial Closing Date.

(b) The A Option gives a Buyer the right to purchase an additional share of Seller Common Stock for an exercise price of two dollars ($2.00) per share on or before the second anniversary of the Initial Closing Date (“the Termination Date”).  The form of an A Option is attached to this SPA as Exhibit A.  Subject to the provisions of section 3.03, the Sellers hereby instruct Wedbush Securities to set aside a total of 1,667,000 shares of the Seller Common Stock to cover the A Options as allocated among the Sellers in Schedule 1 (defined in section 2.01).

(c)  The Buyers’ exercise of all outstanding A Options will become mandatory when, prior to the Termination Date, the following three conditions are met: (i) the Company common shares have been listed on a national exchange for at least 30 trading days; (ii) the closing bid price for Company common shares (adjusted for any splits) has been above three dollars per share for 10 consecutive trading days; and (iii) the average trading volume in the Company common shares has been in excess of 100,000 shares per day for the same 10 consecutive trading days (the “Trigger Date”).  Should the conditions precedent to a mandatory exercise occur, the Buyers shall exercise all outstanding A Options within 30 calendar days of the Trigger Date but in no case subsequent to the Termination Date should the 30 day mandatory exercise period extend beyond the Termination Date.

(d) The B Option gives a Buyer the right to purchase 6/10 (six-tenths) of an additional  share of Seller Common Stock for an exercise price of three dollars ($3.00) per whole share on or before the Termination Date.  The form of a B Option is attached to this SPA as Exhibit B.  Subject to the provisions of section 3.03, the Sellers hereby instruct Wedbush Securities to set aside a total of 1,001,713 shares of the Seller Common Stock to cover the B Options as allocated among the Sellers in Schedule 1.

(e) The Sellers hereby agree not to sell any shares of Seller Common Stock, except pursuant to this SPA (including pursuant to the potential release described in section 3.03), until after the Termination Date (“the Seller Lockup Commitment”).

(f) McKowen hereby agrees not to sell any Company common stock (whether acquired pursuant to this SPA or otherwise) prior to the Termination Date without (i) 30 days’ advance written notice to the Sellers of his intention to sell a specified number of Company common stock and (ii) a partial and pro rata release of the Sellers from the Seller Lockup Commitment allowing the Sellers to sell an equivalent number of shares (“the McKowen Lockup Commitment”).

(g) During the term of the Seller Lockup Commitment, the Sellers hereby agree that all of the Seller Common Shares, including the Option Shares but excluding any Residual Shares as set forth in section 3.03, will be voted in conformance with the recommendation of the Company's Board of Directors.

(h) Prior to the Termination Date, the Sellers hereby agree to exercise all non-voting rights accorded to the Option Shares in accordance with the directions of the respective holders of such options, for the benefit of such holders and at the exclusive expense of such holders; provided, however, in the event that option holders decline to direct the exercise of any such non-voting rights for their own benefit then such undirected non-voting rights shall revert to the Sellers on a pro rata basis according to Option Shares allocated in Schedule 1.

(i) Each of the Sellers hereby agrees to pay to Wedbush Securities a facilitation fee (“a Facilitation Fee”) equal to 2% of the proceeds of the sale of that Seller’s Seller Common Stock at the Initial Closing Date and at each Subsequent Closing Date (defined herein) and in the event of each exercise of A Options and B Options.  Each Seller hereby authorizes Wedbush Securities to deduct the Facilitation Fee from the gross proceeds of such sales of Seller Common Stock and to deposit only the net proceeds into the Seller's account. Further, Wedbush Securities will earn a 2% commission (payable by the Seller) on the sale of any Seller Common Stock to any Buyer for a period of three years from the Initial Closing Date.

II
EXECUTION

2.01.  Schedule 1.   Schedule 1 is attached hereto and incorporated herein by this reference. Allocations of Seller Common Stock, A Options, B Options and Seller Lockup Commitment with respect to Sellers, Initial Buyers and Subsequent Buyers are contained in Schedule 1.

With respect to each Seller, Schedule 1 includes:
1.	Seller Common Stock sold at the Initial Closing Date;
2.	Seller Common Stock to be sold at Subsequent Closing Dates (assuming that all 1,667.000 Units are sold by the end of the Subsequent Sale Period);
3.	Total Seller Common Stock sold at both Initial Closing Dates and Subsequent Closing Dates;
4.	Seller Common Stock allocated to cover A Options (assuming that all 1,667,000 Units are sold by the end of the Subsequent Sale Period);
5.	Seller Common Stock allocated to cover B Options (assuming that all 1,667.000 Units are sold by the end of the Subsequent Sale Period);
6.	Seller Common Stock subject to the Seller Lockup Commitment at the Initial Closing Date;
7.	Seller Common Stock subject to the Seller Lockup Commitment associated with Subsequent Closing Dates (assuming that all 1,667.000 Units are sold by the end of the Subsequent Sale Period);
8.	Total Seller Common Stock subject to the Seller Lockup Commitment (assuming that all 1,667,000 Units are sold by the end of the Subsequent Sale Period) and
9.	Total Seller Common Stock.
10.	Formula for calculating Released Shares.
11.	Pro-rata Percentage Ownership of Released Shares for Section 3.03.

With respect to each Initial Buyer, Schedule 1 includes:
1.	Seller Common Stock purchased at the Initial Closing Date;
2.	A Options purchased at the Initial Closing Date and
3.	B Options purchased at the Initial Closing Date.

With respect to each Subsequent Buyer and by way of example, Schedule 1 includes:
1.	Seller Common Stock purchased at each Subsequent Closing Date;
2.	A Options purchased at each Subsequent Closing Date and
3.	B Options purchased at each Subsequent Closing Date.

All entries on Schedule 1 have been verified and agreed to by the Sellers and the Buyers.

2.02.           Execution Instructions to Wedbush Securities.  The Parties hereby designate Wedbush Securities to assist in facilitating the transactions contemplated by this SPA.  Each Party hereby acknowledges that (i) such Party has entered into this SPA based on such Party’s independent business judgment, (ii) such Party has consulted with such professional advisor(s) as such Party deems appropriate in evaluating the risks and opportunities involved in the transactions contemplated in this SPA, and (iii) such Party has not relied on the Company or on Wedbush Securities to evaluate the terms of this SPA or the merits of entering into this SPA.  Each Party hereby waives any claim against Wedbush Securities arising out of its assistance in facilitating transactions contemplated by this SPA, except in the case of negligence by Wedbush Securities, and holds Wedbush Securities harmless from any liability, damage or other cost arising from its good faith execution of transactions contemplated by this SPA.     Each of the Sellers hereby instructs Wedbush Securities as follows:

(a)
To hold the Seller Common Stock in my account in accordance with the provisions of this SPA including setting aside sufficient shares to cover the A Options and the B Options, and the shares related to the corresponding Seller Lockup Commitment based on the allocations in Schedule 1;

(b)
To execute the sale of Units to the Initial Buyers in accordance with this SPA by (i) deducting shares of Seller Common Stock from each of the Seller’s accounts to provide the shares associated with such Units; (ii) setting aside shares to cover the A Options and B Options associated with such Units; and (iii) setting aside the shares related to the corresponding Seller Lockup Commitment, all in accordance with the allocations in Schedule 1 in exchange for payment from such Initial Buyer(s), less the Facilitation Fee (defined in section 2.03);

(c)
To execute the sale of Units to each Subsequent Buyer during the Subsequent Sales Period by (i) deducting shares of Seller Common Stock from each of the Seller’s accounts to provide the shares associated with such Units; (ii) setting aside shares to cover the A Options and B Options associated with such Units; and (iii) setting aside the shares related to the corresponding Seller Lockup Commitment so as to maintain the proportions indicated in Schedule 1, in exchange for payment from such Subsequent Buyer(s), less the Facilitation Fee.

(d)
To honor and fulfill the proper exercise of A Options and B Options by deducting Seller Common Stock in accordance with the allocations in Schedule 1 and transferring shares of Seller Common Stock to the exercising Buyer(s) in exchange for payment of the appropriate strike price, less the Facilitation Fee;

(e)	To remove the Seller Lockup Commitment designated on Seller Common Shares promptly after the Termination Date;

(f)
In the event that any of the 1,667,000 Units remain unsold after the end of the Subsequent Sales Period, all Seller Common Stock which has not been dedicated to Units (plus the associated proportion of Seller Lockup Commitment shares) sold to Buyers as reflected in Schedule 1 shall be released from the restrictions of this SPA. [By way of example, in the event that 500,000 Units were to remain unsold at the end of the Subsequent Sales Period, then 1,950,681 shares of Seller Common Stock would be designated as Released Shares and thereby  become free of the restrictions in this SPA.]; and

(g) To take such other actions required in your reasonable judgment to carry out the intent of this SPA.

Each of the Buyers hereby instructs Wedbush Securities as follows:

(a)
 To execute the purchase of Units allocated to me in Schedule 1 by depositing into my  account the appropriate Seller Common Stock plus the corresponding A Options and B Options and deducting from the cash balance in my account the payment therefor for credit to the appropriate Seller account(s); and

(b)	To take such other actions required in your reasonable judgment to carry out the intent of this SPA.

2.03.           Facilitation Fee. Each of the Sellers hereby agrees to pay to Wedbush Securities a Facilitation Fee equal to 2% of the proceeds of the sale of that Seller’s Seller Common Stock at the Initial Closing Date and at each Subsequent Closing Date (defined herein) and in the event of each exercise of A Options and B Options.  Each Seller hereby authorizes Wedbush Securities to deduct the Facilitation Fee from the gross proceeds of such sales of Seller Common Stock and to deposit only the net proceeds into the Seller's account. Further, Sellers will pay Wedbush Securities a 2% commission on the sale of any Seller Common Stock to any Buyer for a period of three years from the Initial Closing Date.

2.04.           Transaction Costs. The Company hereby agrees to pay at the Initial Closing the full costs of the transactions contemplated by this SPA including (i) its own legal fees and incidental costs, (ii) the reasonable legal fees and other incidental costs incurred by the Sellers, and (iii) the reasonable legal fees and other incidental costs incurred by the Buyers in executing the transactions contemplated by this SPA.

2.05            Subsequent Closing Dates. During the Subsequent Sale’s Period, McKowen is hereby granted the exclusive right and authority to designate qualified investors as Subsequent Buyers for a specified number of not less than 5,000 Units (which Units, when aggregated with Units purchased by the Initial Buyers and other Subsequent Buyers must not exceed 1,667,000 Units).  Upon such designation, the Subsequent Buyer must (i) provide written assurance of his/her status as a qualified investor and his/her investment intent with respect to the Seller Common Stock, (ii) have on deposit in his/her securities account at Wedbush Securities readily available funds sufficient to purchase his/her allocated Units, and (iii) sign Exhibit C attached hereto indicating agreement with all the terms of this SPA.  When the foregoing steps have been accomplished, Wedbush Securities will promptly execute the Subsequent Buyer’s instructions in section 2.02.  Subject to the registration of restricted Seller Common Stock in the name of each of the Subsequent Buyer, settlement will take place on the third business day following the trade date.  The settlement date on which each Subsequent Buyer acquires such Units will a Subsequent Closing Date.

III
CONDITIONS TO CLOSING/CLOSING

3.01.  Sellers’ Conditions to Closing. Each of the Sellers has established a securities account with Wedbush Securities and the Sellers have deposited into such accounts, in the aggregate, 6,503,570 sharesrepresenting the Seller Common Stock allocated in accordance with Schedule 1, which each of the Sellers hereby confirms as being accurate in terms of allocations.

3.02.  Buyers’ Conditions to Closing.  Each of the Initial Buyers has heretofore established a securities account with Wedbush Securities in which the Initial Buyers have on deposit readily available funds, in aggregate, of not less than $950,000.  Prior to each Subsequent Closing Date, each Subsequent Buyer must complete the steps listed in section 2.02.  Further, each individual Buyer must deliver to Wedbush Securities (with a copy to the Sellers) a written agreement, in the form attached as Exhibit C, to be bound as a Buyer by this SPA.

3.03.  Release of Unsubscribed Seller Common Stock.  In the event that any of the 1,667,000 Units have not been purchased by Buyers on or before the end of the Subsequent Sale’s Period  then the unsold Units and associated Seller Lockup Commitment shares that are associated with said unsold Units will be free of the restrictions of this SPA and the Sellers will be free to hold or dispose of such released shares (“the Released Shares”) as each in his own discretion chooses, subject to any applicable laws or regulations. The Released Shares, if any, will have their set aside designations removed by Wedbush Securities promptly after the end of the Subsequent Sale Period and made available to each Seller according to the his ownership in the Released Shares as derived from Schedule 1.  [Reference section 2.02(e).]

3.04 Registration. Following the Termination Date, the Company will register all the Seller Common Stock then held by the Sellers for public sale pursuant to the Securities Act and will support their distribution on a “Piggy-Back” basis in conjunction with the Company’s next succeeding registered offering, provided, however, that the Sellers will not be obligated to sell any of their shares in connection with the offering.

IV
BUYERS’ REPRESENTATIONS AND WARRANTIES

4.01.  Buyers’ Representations and Warranties.  Each individual Buyer hereby represents and warrants, severally but not jointly, to Sellers, as of the date hereof and as of the date on which a Buyer acquires Seller Common Stock, as follows:

(a) Buyer is acquiring the Seller Common Stock for investment purposes and not with a view to resell or otherwise transfer.  This SPA is a valid and binding obligation of such Buyer, enforceable against such Buyer.

(b) Buyer has the requisite power and authority to purchase the Seller Common Stock, and to execute and deliver this SPA.  The Buyer has evaluated the risks involved with investing in the Company’s common stock, understands that such investment involves a high degree of risk, and is not relying on any representation of the Sellers regarding the Company in arriving at the Buyer’s independent decision to acquire the Seller Common Stock.

(c) Buyers have reviewed the Company SEC Reports, have been represented in consideration of the transactions contemplated herein by competent professionals of their own choosing, have had the opportunity to question management about the Company and its affairs, plans and prospects and have not relied, for purposes of the transaction, on any representations of any Party, except for those recited in Article V.  The Buyers specifically represent that Wedbush Securities has not provided any advice or representation to the Buyers but that Wedbush Securities is acting pursuant to the Buyers’ and the Sellers’ instructions solely to facilitate the transactions contemplated by this SPA.

(d) Buyer acknowledges that the Seller Common Stock has not been registered under any United States federal or state statutes and is "restricted securities" and/or “control securities” and the certificate representing the Seller Common Stock contains the following restrictive legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933 ("The Act") and are restricted securities as that term is defined in Rule 144 under the Act. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

V
SELLERS REPRESENTATIONS AND WARRANTIES
REGARDING TRANSACTION

5.01. Sellers’ Representations and Warranties.  Each individual Seller hereby represents and warrants, severally but not jointly, to the Buyers as of the date hereof and as of the date of the release of Seller Common Stock to the Buyers pursuant to this SPA:

(a) He has the requisite power and authority, to own the Seller Common Stock, to execute the SPA, and to deliver the Seller Common Stock to Buyers.

(b) This SPA is a valid and binding obligation of such Seller, enforceable against such Seller. The sale of the Seller Common Stock to be sold by him hereunder is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

(c) To the best of Seller’s knowledge, the execution, delivery and performance of and compliance with the SPA, and the transfer and sale of the Seller Common Stock by such Seller, will not violate any law, rule, regulation, order, or decree of any governmental authority to which such Seller is subject, nor result in a material breach of any contract to which such Seller is bound and to which the Seller Common Stock to be sold by him hereunder is subject, nor result in a violation or breach by such Seller of any judgment, order, writ, injunction or decree issued against or imposed upon such Seller, nor result in a material breach or default under (or an event that, with giving of notice or passage of time or both, would constitute a breach of or default under), or termination of, or accelerate the performance required by, nor result in the creation or imposition of, any material security interest, lien, charge, issuer offset or other encumbrance upon the Seller Common Stock to be sold by him hereunder under any contract, instrument or agreement to which such Seller is a party or by which such Seller or any of the Seller Common Stock to be sold by him hereunder are bound.

(d) He has good and marketable title to the Seller Common Stock to be sold by him hereunder, and such Seller Common Stock is free and clear of any mortgage, lien, pledge, charge, claim, rights, issuer offset or other encumbrance of any kind or nature, except for any restrictions on transfer under applicable securities laws.

(e) There are no suits, claims, actions or proceedings pending or, to the best of such Seller’s knowledge, threatened against the Seller Common Stock to be sold by him hereunder or such Seller’s ownership of such Seller Common Stock.

(f) Seller Common Stock to be sold by him hereunder is not subject to any contract, agreement, arrangement or understanding, written or otherwise, which would adversely affect or otherwise prohibit or limit the acquisition of such Seller Common Stock by the Buyers.

(g) Sellers have had the opportunity to review the Company SEC Reports, have been represented in consideration of the transactions contemplated herein by competent professionals of their own choosing, have had the opportunity to question management about the Company and its affairs, plans and prospects and have not relied, for purposes of the transaction, on any representations of any Party except for those recited in the Article IV.  The Sellers specifically represent that Wedbush Securities has not provided any advice or representation to the Sellers but that Wedbush Securities is acting pursuant the Buyers’ and the Sellers’ instructions solely to facilitate the transactions contemplated by this SPA.

VI
GENERAL PROVISIONS

6.01. Interpretation.

(a)
When a reference is made in the SPA to schedules or exhibits, such reference shall be to a schedule or an exhibit to the SPA unless otherwise indicated. When a reference is made in the SPA to a section, such reference shall be to a section of the SPA. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

(b) For purposes of the SPA, the term “person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

(c) Whenever in the SPA the singular number is used, the same shall include the plural where appropriate (and vice versa), and words of any gender shall include each other gender where appropriate.

6.02. Severability. In the event that any provision of the SPA, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of the SPA will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties hereto. The Parties further agree to replace such void or unenforceable provision of the SPA with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

6.03. Rules of Construction. The Parties hereto agree that they have been represented by counsel during the negotiation and execution of the SPA and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

6.04. Assignment. No Party may assign either the SPA or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties. Subject to the preceding sentence, the SPA shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

6.05. Governing Law, Effective Date, and Prevailing Party.

(a) All questions concerning the construction, validity, enforcement and interpretation of the SPA shall be governed by the internal laws of the state of Colorado, without giving effect to any choice of law or conflict of law provision or rule (whether of the state of Colorado or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Colorado. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts in Colorado, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under the SPA and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THE SPA OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) If for any reason action is required to enforce the terms of the SPA by one Party against the other Party, reasonable attorney fees and court costs will be assessed against the prevailing Party.

6.06. Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of the SPA were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of the SPA and to enforce specifically the terms and provisions hereof in any court having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In any action at law or suit in equity to enforce the SPA or the rights of any of the Parties hereunder, the prevailing Party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

6.06. Entire Agreement. The SPA and the documents and instruments and other agreements among the Parties hereto as contemplated by or referred to herein, including the Schedules and Exhibits, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

6.08. Counterparts. The SPA may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery by facsimile of a signed counterpart shall be deemed delivery for purposes of acknowledging acceptance hereof.

6.09. No Finder's Fee. Other than the Facilitation Fee provided for in this SPA, Buyers, on one hand, and the Seller, on the other, hereby represent and warrant to each other that there are no fees of any kind, including a finder's fee, which any Party will be obligated to pay now or in the future as a result of the SPA.  Each Party or Parties in breach of such representation and warranty hereby indemnifies and holds harmless the other Party or Parties from and against any and all claims, demands, causes of action, losses, costs and expenses (including reasonably attorneys’ fees and expenses) or other liability arising from such breach.

6.10. Rounding Convention.  When a formula, entry on Schedule 1 or other requirement in this SPA results in a reference to a fractional share of Company common stock, the reference will be deemed rounded to the nearest whole share.

6.11. Mutual Undertakings. Concurrent with the execution of this SPA and from time to time thereafter, the Parties hereby agree to execute such additional instruments and take such additional action as any other Party or Parties may reasonably request in order to effectuate the purpose and intent of this SPA.